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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2009




                             SIGNATURE EYEWEAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



          California                 0-23001                     95-3876317
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)



       498 North Oak Street, Inglewood CA                         90302
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:    (310) 330-2700



      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

     Signature Eyewear, Inc. (the "Company") is filing this amendment (this "Amendment") to clarify that the Company's previous independent auditors, Crowe Horwath LLP ("Crowe"), were dismissed, as previously reported in Item 4.01 of its Form 8-K filed with the Securities and Exchange Commission on March 4, 2009. At the Company's request, Crowe has furnished the Company with an updated letter dated March 6, 2009 addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with the Company's statements in this Form 8-K/A, and a copy of which letter is filed as Exhibit 16.1. Other than the foregoing changes, this Amendment does not modify or update those disclosures in any way.


ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 27, 2009, Signature Eyewear, Inc. (the "Company"), with the approval of its Audit Committee, dismissed as its independent auditors Crowe Horwath LLP ("Crowe") and engaged Squar, Milner, Peterson, Miranda and Williamson, LLC ("Squar Milner") as the Company's new independent auditors. Crowe had audited the financial statements of the Company commencing with the fiscal year ended October 31, 2008. As previously disclosed in the Company's Form 8-K filed on January 15, 2009, Crowe had become the Company's independent auditors in December 2008, when the personnel of Grobstein Horwath & Company LLP ("GHC"), which had served as the Company's independent auditor's since the fiscal year ended October 31, 2004, joined Crowe and GHC resigned as the Company's independent auditors.

     Neither the audit reports of GHC on the financial statements of the Company as of and for the year ended October 31, 2007, nor the audit report of Crowe on the financial statements of the Company as of and for the year ended October 31, 2008 contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended October 31, 2008 and 2007 and through February 27, 2009, the Company did not consult with Squar Milner on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Squar Milner did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     In connection with the audits of the Company's financial statements for the fiscal years ended October 31, 2008 and 2007 and through February 27, 2009, there were: (i) no disagreements between the Company and either GHC or Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of either GHC or Crowe, would have caused either GHC or Crowe to make reference to the subject matter of the disagreement in their respective reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Crowe with a copy of the disclosures in this Form 8-K/A and has requested that Crowe furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with the Company's statements in this Item 4.01. A copy of the letter dated March 6, 2009, furnished by Crowe in response to that request is filed as Exhibit 16.1.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit
Number      Description
------      -----------

16.1        Letter of Crowe Horwath LLP, dated March 6, 2009.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 6, 2009                       SIGNATURE EYEWEAR, INC.



                                             By: /s/ Michael Prince
                                                 ---------------------------
                                                 Name:  Michael Prince
                                                 Title: Chief Executive Officer
















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                                  EXHIBIT INDEX
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Exhibit
Number         Description
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16.1           Letter of Crowe Horwath LLP, dated March 6, 2009.





























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